UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

The Amacore Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Maitland Promenade 1

485 North Keller Road, Suite 450

Maitland, FL 32751

 (Address of principal executive offices and Zip Code)

___________________

(407) 805-8900

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On February 9, 2012 (the “Initial Closing Date”), The Amacore Group, Inc. (the “Company”) and Vicis Capital Master Fund (“Vicis”) entered into Amendment No. 1 to Securities Purchase Agreement (the “SPA Amendment”) amending the Securities Purchase Agreement between the Company and Vicis dated as of June 2, 2011 (the “Purchase Agreement”). Pursuant to the Purchase Agreement, as amended by the SPA Amendment, the Company agreed to issue and sell to Vicis (the “Private Placement”) up to an additional $1,500,000 in principal amount of its 15% Senior Secured Convertible Notes (the “Additional Notes”). The Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011. Vicis is the Company’s majority stockholders and two individuals associated with Vicis are members of the Company’s Board of Directors.

The Notes are due on June 30, 2012 (the “Maturity Date”) and bear interest at a rate of 15% per annum (the “Stated Interest Rate”).  Upon the occurrence of an Event of Default (as such term is defined in the Purchase Agreement), the Stated Interest Rate shall be adjusted to a rate of 18% per annum.  The obligations of the Company under the Notes are secured pursuant to the terms of the Amended and Restated Security Agreement between the Company and Vicis (the “Security Agreement”). The Security Agreement was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011. The Company also agreed to pledge all of the capital stock or other ownership interests of certain of its subsidiaries as collateral pursuant to the Second Amendment to Stock Pledge and Escrow Agreement (“Stock Pledge Amendment”), which amended the Stock Pledge and Escrow Agreement, dated as of August 16, 2010, in order to secure its obligations under the Additional Notes. The Stock Pledge and Escrow Agreement was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2010 and the First Amendment to Stock Pledge and Escrow Agreement was filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2011. In addition, all of the obligations of the Company under the Additional Notes are guaranteed by certain of the Company’s subsidiaries pursuant to the terms of the Amended and Restated Guaranty Agreement (the “Subsidiary Guarantee”) and all of the obligations of such subsidiaries under the Subsidiary Guarantee are secured pursuant to the terms of the Amended and Restated Guarantor Security Agreement (the “Guarantor Security Agreement”). The Subsidiary Guarantee and the Guarantor Security Agreement were filed as Exhibits 10.7 and 10.8, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2011.

The Additional Notes are convertible, at the option of the holder, into shares of the Company’s Class A common stock at an initial conversion price equal to $0.005 per share (the “Conversion Price”).  The Additional Notes contain provisions that protect the holders against dilution by adjustment of the Conversion Price in certain events such as stock dividends, stock splits and other similar events.  In addition, the Additional Notes have anti-dilution protection in the event that the Company issues securities at a value less than the Conversion Price. Pursuant to a Registration Rights Agreement entered into by the Company and Vicis on June 2, 2011 (the “Registration Rights Agreement”), the Company granted “piggyback” registration rights to Vicis and is applicable to shares of common stock that may be issued in the event of any conversion of the Additional Notes. The Registration Rights Agreement was filed as Exhibits 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2011.  Vicis also agreed to waive certain anti-dilution rights that it was entitled to by virtue of its holdings of other securities of the Company pursuant to the Waiver of Anti-Dilution Rights Agreement entered into by the Company and Vicis on June 2, 2011 (the “Waiver”). The Waiver was filed as Exhibits 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2011.

Pursuant to the Purchase Agreement, as amended by the SPA Amendment, on the Initial Closing Date, Vicis delivered to the Company $500,000.00 and the Company delivered to Vicis an Additional Note in the same amount. The form of Additional Notes is the same as the form of 15% Senior Secured Convertible Note filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2011. Further, pursuant to the Purchase Agreement, as amended by the SPA Amendment, Vicis is required to deposit $1,000,000 into an escrow account within 5 days of the Initial Closing pursuant to the terms of the Second Amendment to Escrow Agreement by and between the Company, Vicis and the escrow agent (the “Escrow Amendment”) dated as of February 9, 2012. The Escrow Amendment amended the Escrow Agreement among the Company, Vicis and the Escrow Agent and dated as August 16, 2010, filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2010 and amended by the First Amendment to Escrow Agreement dated as of June 2, 2011 and filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2011.  The escrow agent shall disburse funds from the escrow account pursuant to the joint written instructions of the Company and Vicis.  Upon the disbursement of funds from escrow, the Company shall issue to Vicis Additional Notes in the principal amount of the jointly approved escrow disbursement. The Escrow Agreement shall terminate upon the Maturity Date and any funds remaining in escrow shall be returned to Vicis.

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The foregoing  description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) SPA Amendment which is filed as Exhibit 10.1 hereto, (ii) the Stock Pledge Amendment filed as Exhibit 10.2 hereto, (iii) the Escrow Amendment which is filed as Exhibit 10.3 hereto, (iv) the Purchase Agreement filed as Exhibit 10.4 hereto; (v) the form of Additional Note which is filed as Exhibit 10.5 hereto, (vi) the Escrow Agreement, which is filed as Exhibit 10.6 hereto, (vii) First Amendment to Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of June 2, 2011 which is filed a Exhibit 10.7 hereto, (viii) the Security Agreement which is filed as Exhibit 10.8 hereto, (ix) the Stock Pledge and Escrow Agreement, which is filed as Exhibit 10.9 hereto, (x) the First Amendment to Stock Pledge and Escrow Agreement, which is filed as Exhibit 10.10 hereto, (xi) the Subsidiary Guarantee, which is filed as Exhibit 10.11 hereto, (xii) the Guarantor Security Agreement which is filed as Exhibit 10.12 hereto, (xiii) the Registration Rights Agreement which is filed as Exhibit 10.13 hereto, (xiv) the form of Waiver, which is filed as Exhibit 10.14 hereto, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.  The Additional Notes were offered and sold to Vicis in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D under the Securities Act of 1933.  The Company based such reliance on certain representations made by Vicis to the Company including that Vicis is an accredited investor as defined in Rule 501 of Regulation D.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Amendment No. 1 to Securities Purchase Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of February 9, 2012
10.2	Second Amendment to Stock Pledge and Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of February 9, 2012
10.3	Second Amendment to Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of February 9, 2012
10.4	Securities Purchase Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of June 2, 2011
10.5	Form of 15% Senior Secured Convertible Note
10.6	Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of August 16, 2011
10.7	First Amendment to Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of June 2, 2011
10.8	Amended and Restated Security Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of June 2, 2011
10.9	Stock Pledge and Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of August 16, 2010
10.10	First Amendment to Stock Pledge and Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of June 2, 2011
10.11	Amended and Restated Guaranty Agreement by and among Vicis Capital Master Fund and each Guarantor dated as of June 2, 2011
10.12	Amended and Restated Guarantor Security Agreement by and among Vicis Capital Master Fund and each Debtor dated as of June 2, 2011
10.13	Registration Rights Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated June 2, 2011
10.14	Waiver of Anti-Dilution Rights by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of June 2, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMACORE GROUP, INC.

Date: February 15, 2012	By: /s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer and Director

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Exhibit Index

10.1	Amendment No. 1 to Securities Purchase Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of February 9, 2012 (filed herewith)
10.2	Second Amendment to Stock Pledge and Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of February 9, 2012 (filed herewith)
10.3	Second Amendment to Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of February 9, 2012 (filed herewith)
10.4	Securities Purchase Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of June 2, 2011 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.5	Form of 15% Senior Secured Convertible Note (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.6	Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of August 16, 2011 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 18, 2010)
10.7	First Amendment to Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of June 2, 2011 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.8	Amended and Restated Security Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of June 2, 2011 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.9	Stock Pledge and Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of August 16, 2010 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 18, 2010)
10.10	First Amendment to Stock Pledge and Escrow Agreement by and among The Amacore Group, Inc., Vicis Capital Master Fund and the Escrow Agent dated as of June 2, 2011 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.11	Amended and Restated Guaranty Agreement by and among Vicis Capital Master Fund and each Guarantor dated as of June 2, 2011 (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.12	Amended and Restated Guarantor Security Agreement by and among Vicis Capital Master Fund and each Debtor dated as of June 2, 2011 (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.13	Registration Rights Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated June 2, 2011(incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)
10.14	Waiver of Anti-Dilution Rights by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated as of June 2, 2011(incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011)

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